Proprietary and Confidential | April 23, 2013 First Quarter 2013 Earnings Conference Call 1 Exhibit 99.2

Proprietary and Confidential | 2 Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our assumptions regarding general economic conditions and market conditions in each segment in 2013 and our expectations for 2013 revenue, segment revenue growth, earnings, EPS, comparable EPS, return on capital, capital expenditures, cash flow and leverage. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, increases or decreases in market demand in the commercial rental market, lower than expected lease sales, fluctuations in market demand on the sale of used vehicles impacting inventory levels, pricing and our anticipated proportion of retail versus wholesale sales, higher than expected maintenance costs, lower than expected benefits from maintenance initiatives, a slowdown of the economic recovery and decreases in freight demand or volumes, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions in the U.K., competition from other service providers, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in customers’ business environments that will limit their ability to commit to long- term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, comparable earnings before income tax, comparable tax rate, adjusted return on capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com. Beginning in 2013, comparable earnings and the other financial measures and ratios derived from comparable earnings will exclude non-operating pension costs. For more information on our new calculation method, see page 25.

Proprietary and Confidential | 3 Contents ► First Quarter 2013 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

Proprietary and Confidential | 4 1st Quarter Results Overview ► Earnings per diluted share from continuing operations were $0.79 in 1Q13 vs. $0.68 in 1Q12 – 1Q13 included net expense of $0.02 from non-operating pension costs, partially offset by a foreign currency translation benefit – 1Q12 included net expense of $0.01 from acquisition-related restructuring and non-operating pension costs, partially offset by the resolution of a tax matter ► Comparable earnings per share from continuing operations were $0.81 vs. $0.69 in 1Q12 ► Total revenue increased 2% (and operating revenue increased 3%) vs. prior year reflecting organic lease revenue growth, as well as increased volumes and new business in SCS

Proprietary and Confidential | 5 Key Financial Statistics First Quarter ($ Millions, Except Per Share Amounts) 2013 2012 % B/(W) Operating Revenue 1,267.5$ 1,228.9$ 3% Fuel Services and Subcontracted Transportation Revenue 295.5 307.4 (4)% Total Revenue 1,563.0$ 1,536.3$ 2% Earnings Per Share from Continuing Operations 0.79$ 0.68$ 16% Comparable Earnings Per Share from Continuing Operations 0.81$ 0.69$ 17% Net Earnings Per Share 0.77$ 0.67$ 15% Memo: Average Shares (Millions ) - Diluted 51.4 50.9 Tax Rate from Continuing Operations 34.7% 26.9% Comparable Tax Rate from Continuing Operations 36.2% 37.3% Adjusted Return on Capital vs. Cost of Capital (Trailing 12 months) 0.9% 0.3% Note: Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 6 1st Quarter Results Overview - FMS ► Fleet Management Solutions (FMS) total revenue up 3% (and operating revenue up 4%) vs. prior year – Contractual revenue up 4% – Full service lease revenue up 4% – Contract maintenance revenue down 2% – Commercial rental revenue up 1% – Fuel revenue down 1% ► FMS earnings increased due to used vehicle residual benefits, higher lease vehicle rates reflecting new technology and increased lease miles driven ► FMS earnings before tax (EBT) up 20% – FMS EBT percent of operating revenue up 100 basis points to 7.4%

Proprietary and Confidential | 7 1st Quarter Results Overview – SCS ► Supply Chain Solutions (SCS) total revenue was up 1% (and operating revenue up 2%) vs. prior year due to higher operating revenue, partially offset by lower subcontracted transportation ─ Operating revenue was up 2% vs. prior year due to higher freight volumes and new business in both automotive and dedicated, partially offset by lower volumes in high-tech ► SCS earnings were higher due to favorable insurance developments, operating revenue growth and improved operating performance ► SCS earnings before tax (EBT) up 9% ─ SCS EBT percent of operating revenue was up 30 basis points to 4.8%

Proprietary and Confidential | 8 Business Segments 2013 2012 % B/(W) 2013 2012 % B/(W) Operating Revenue: Fleet Management Solutions 824.0$ 792.7$ 4% 1,099.7$ 1,071.4$ 3% Supply Chain Solutions 494.8 484.6 2% 576.5 571.9 1% Eliminations (51.3) (48.4) (6)% (113.2) (107.0) (6)% Total 1,267.5$ 1,228.9$ 3% 1,563.0$ 1,536.3$ 2% Segment Earnings Before Tax: (1) Fleet Management Solutions 60.7$ 50.7$ 20% Supply Chain Solutions 23.8 21.9 9% Eliminations (7.3) (6.5) (13)% 77.2 66.1 17% Central Support Services (Unallocated Share) (11.4) (9.5) (20)% Non-operating pension costs (5.2) (8.0) 34% Restructuring and Other Charges, Net and Other Items 1.9 (0.9) NM Earnings Before Income Taxes 62.5 47.7 31% Provision for Income Taxes (21.7) (12.8) (69)% Earnings from Continuing Operations 40.8$ 34.9$ 17% Comparable Earnings from Continuing Operations 42.0$ 35.5$ 18% Net Earnings 39.9$ 34.3$ 16% Memo: Total Revenue First Quarter (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions)

Proprietary and Confidential | 9 Capital Expenditures 2013 $ 2013 2012 O/(U) 2012 Full Service Lease 381$ 436$ (55)$ Commercial Rental 47 335 (288) Operating Property and Equipment 22 16 6 Gross Capital Expenditures 449 787 (338) Less: Proceeds from Sales (primarily Revenue Earning Equipment) 113 94 19 Net Capital Expenditures 336$ 693$ (357)$ Memo: Acquisitions 1$ 2$ (1)$ First Quarter ($ Millions)

Proprietary and Confidential | 10 Cash Flow from Continuing Operations 2013 2012 Earnings from Continuing Operations 41$ 35$ Depreciation 232 227 Gains on Vehicle Sales, Net (23) (22) Amortization and Other Non-Cash Charges, Net 18 14 Pension Contributions (4) (4) Changes in Working Capital and Deferred Taxes (14) (63) Cash Provided by Operating Activities 249 186 Proceeds from Sales (Primarily Revenue Earning Equipment) 113 94 Collections of Direct Finance Leases 27 15 Other, Net 4 - Total Cash Generated 393 296 Capital Expenditures (1) (420) (471) Free Cash Flow (2) (27)$ (175)$ First Quarter ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

Proprietary and Confidential | 275% 234% 201% 146% 129% 151% 168% 157% 225% 183% 203% 261% 270% 268% 275% 0% 50% 100% 150% 200% 250% 300% 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 03/31/13 Long Term Target Midpoint Total Obligations to Equity Pension Impact 11 Debt to Equity Ratio (1) Illustrates impact of accumulated net pension related equity charge on leverage. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a solid investment grade rating. (3) Total Equity includes impact of accumulated net pension related equity charge of $640 million as of 3/31/2013, $645 million as of 12/31/12 and $591 million as of 3/31/12. ($ Millions) (2) 3/31/2 13 12/31/2012 3/3 /2012 Balance Sheet Debt 3,846$ 3,821$ 3,593$ Percent To Equity 258% 260% 262% Total Obligations 3,990$ 3,969$ 3,656$ Percent To Equity 268% 270% 267% Total Equity (3) 1,491$ 1,467$ 1,371$ Memo: 161% 139% 140% 135% 118% 143% 164% 147% 213% 175% 196% 257% 260% 258% Balance Sheet Debt to Equity (1)

Proprietary and Confidential | 12 Contents ► First Quarter 2013 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

Proprietary and Confidential | ► Units held for sale were 10,000 at quarter end, up from 8,700 units held for sale in the prior year ─ Sequentially from the fourth quarter, units held for sale increased by 800 units ► The number of used vehicles sold in the first quarter was 5,800, up 23% from the prior year ► Proceeds per unit were down 10% for tractors and up 6% for trucks in the first quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit were up 1% for tractors and up 6% for trucks vs. the fourth quarter ► Average first quarter total commercial rental fleet was down 8% from the prior year ─ Average commercial rental fleet was down 4% vs. the fourth quarter 13 Global Asset Management Update (1) (1) Units rounded to nearest hundred.

Proprietary and Confidential | 14 Contents ► First Quarter 2013 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

Proprietary and Confidential | 15 EPS Forecast – Continuing Operations 2013 Comparable EPS Forecast(1) $ 1.20 - 1.24 $ 4.70 - 4.85 2012 Comparable EPS $ 1.09 $ 4.41 Second Quarter Full Year ($ Earnings Per Share) (1) 2013 Comparable EPS Forecast, a non-GAAP financial measure, excludes from EPS forecast $0.06 and $0.24 of non-operating pension costs for the second quarter and full year periods, respectively. 2013 Comparable EPS Forecast also excludes a $0.04 benefit for the full year from foreign currency translation. ► Reaffirming full year Comparable EPS forecast of $4.70 - $4.85 ► Current forecast is as follows:

Proprietary and Confidential | Q&A 16

Proprietary and Confidential | 17 Appendix Business Segment Detail Central Support Services Balance Sheet Financial Indicators Forecast Asset Management Non-GAAP Financial Measures & Reconciliations

Proprietary and Confidential | 18 Fleet Management Solutions (FMS) 2013 2012 % B/(W) Full Service Lease 533.2$ 510.6$ 4% Contract Maintenance 46.1 47.0 (2)% Contractual Revenue 579.3 557.6 4% Contract-related Maintenance 53.3 46.5 15% Commercial Rental 173.1 171.2 1% Other 18.2 17.4 5% Operating Revenue 824.0 792.7 4% Fuel Services Revenue 275.7 278.6 (1)% Total Revenue 1,099.7$ 1,071.4$ 3% Segment Earnings Before Tax (EBT) 60.7$ 50.7$ 20% Segment EBT as % of Total Revenue 5.5% 4.7% Segment EBT as % of Operating Revenue 7.4% 6.4% First Quarter ($ Millions)

Proprietary and Confidential | 19 Supply Chain Solutions (SCS) 2013 2012 % B/(W) Automotive 148.6$ 139.7$ 6% High-Tech 77.8 80.3 (3)% Retail & CPG 175.8 178.8 (2)% Industrial & Other 92.6 85.8 8% Operating Revenue 494.8 484.6 2% Subcontracted Transportation 81.6 87.3 (6)% Total Revenue 576.5$ 571.9$ 1% Segment Earnings Before Tax (EBT) 23.8$ 21.9$ 9% Segment EBT as % of Total Revenue 4.1% 3.8% Segment EBT as % of Operating Revenue 4.8% 4.5% Memo: Dedicated Services - Operating Revenue (1) 291.1$ 282.1$ 3%(1) Dedicated Services - Total Revenue 324.8$ 328.3$ (1)% Fuel Costs 68.2$ 66.8$ (2)% First Quarter ($ Millions) (1) Excludes Dedicated Services Subcontracted Transportation.

Proprietary and Confidential | 20 Central Support Services (CSS) 2013 2012 % B/(W) Allocated CSS Costs 40.0$ 39.1$ (2)% Unallocated CSS Costs 11.4 9.5 (20) Total CSS Costs 51.3$ 48.6$ (6)% First Quarter ($ Millions)

Proprietary and Confidential | 21 Balance Sheet March 31, December 31, 2013 2012 Cash and Cash Equivalents 77$ 66$ Other Current Assets 994 974 Revenue Earning Equipment, Net 5,809 5,755 Operating Property and Equipment, Net 626 625 Other Assets 887 899 Total Assets 8,392$ 8,319$ Short-Term Debt / Current Portion Long-Term Debt 260$ 368$ Other Current Liabilities 919 905 Long-Term Debt 3,586 3,453 Other Non-Current Liabilities (including Deferred Income Taxes) 2,136 2,126 Shareholders' Equity 1,491 1,467 Total Liabilities and Shareholders' Equity 8,392$ 8,319$ ($ Millions)

Ryder

Financial Indicators Forecast (1)

Gross Capital Expenditures (2)

($ Millions)


Full Service Lease
Commercial Rental
PP&E/Other
$1,289
$657
$600
$725
$1,165
$1,399
$1,757
$1,182
$1,265
$611
$1,088
$1,760
$2,161
$1,815
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Forecast Midpoint

Memo: Free Cash Flow (2)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 Forecast Midpoint
(242)	131	367	357	289	(208)(3)	(439)	380	341	614	258	(257)	(384)	(160)

Total Obligations to Equity


Total Obligations to Equity
Pension Impact (4)
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
270%
243%
275%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Forecast Midpoint
Long Term Target Midpoint (5)

Memo: Balance Sheet Debt to Equity

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 Forecast Midpoint
161%	139%	140%	135%	118%	143%	164%	147%	213%	175%	196%	257%	260%	237%

(1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2) 2000-2004 not restated for operations discontinued in 2009.
(3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.
(4) Illustrates impact of accumulated net pension related equity charge on leverage.
(5) Represents long term obligations to equity target of 250-300% while maintaining a solid investment grade credit rating.

Proprietary and Confidential | 22

Proprietary and Confidential | 23 U.S. Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (c) Current year statistics may exclude some units due to a lag in reporting (b) (c) Number of Units 765 569 905 1,061 1,210 1,269 896 1,521 1,684 1,485 2,088 1,334 1,147 1,701 889 742 1,855 572 1,001 1,512 787 0 500 1,000 1,500 2,000 2,500 Redeployments Extensions Early Terminations 1Q 07 1Q 08 1Q 09 1Q 10 1Q 11 1Q 12 1Q 13 Redeployments – Vehicles coming off-lease with useful life remaining are redeployed in the Ryder fleet (Commercial Rental, SCS, or with another Lease customer). Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder.

Proprietary and Confidential | 24 Non-GAAP Financial Measures ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 5 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 25 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate EBT and Tax Rate from Continuing Operations Reconciliation 26 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 15 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 27 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 30-31 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 28-29 FMS and SCS Operating Revenue FMS and SCS Total Revenue Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS) 18-19

Earnings and EPS from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	1Q13 - Earnings	1Q13 - EPS	1Q12 - Earnings	1Q12 - EPS
Reported	$ 40.8	$0.79	$ 34.9	$0.68
Int'l Asset Gain on Sale				
Non-Operating Pension Costs	3.1	0.06	4.9	0.10
Benefit from Foreign Currency Translation	(1.9)	(0.04)	-	-
Tax Benefits	-	-	(5.0)	(0.10)
Restructuring Charges	-	-	0.6	0.01
Comparable (1)	$ 42.0	$0.81	$ 35.5	$0.69

	2Q12 - Earnings	2Q12 - EPS	FY12- Earnings	FY12- EPS
Reported	$ 46.8	$0.91	$ 200.9	$3.91
Non-Operating Pension Costs	4.8	0.09	19.4	0.37
Superstorm Sandy Vehicle-Related Losses	-	-	5.1	0.10
Tax Benefits	-	-	(4.1)	(0.08)
Restructuring Charges	4.5	0.09	5.3	0.11
Acquisition Related Transaction Costs	-	-	0.3	-
Comparable (1)	$ 56.0	$1.09	$ 226.8	$4.41

(1) The company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from Earnings and EPS from Continuing Operations non-operating pension costs, which is a non-operational expense that can significantly change from year to year. Comparable Earnings and Comparable EPS also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

Proprietary and Confidential | 25

Proprietary and Confidential | EBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 1Q13 - 1Q13 - 1Q13 - EBT Tax Tax Rate Reported 62.5$ 21.7$ 34.7% Non-operating pension costs 5.2 2.2 Income from foreign currency translation (1.9) - Comparable (1) 65.8$ 23.9$ 36.2% 1Q12 - 1Q12 - 1Q12 - EBT Tax Tax Rate Reported 47.7$ 12.8$ 26.9% Tax Benefits - 5.0 Non-operating pension costs 8.0 3.1 Restructuring Charges 0.9 0.2 Comparable (1) 56.6$ 21.1$ 37.3% (1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from EBT and Tax Rate from Continuing Operations non-operating pension costs, which is a non-operational expense that can significantly change from year to year. Comparable EBT and Comparable Tax Rate also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison. 26

Proprietary and Confidential | 27 Adjusted Return on Capital Reconciliation ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest on and off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods. 3/31/13 3/31/12 Net Earnings (1) 216$ 179$ Restructuring and Other Charges, Net and Other Items 14 6 Income Taxes 100 103 Adjusted Earnings Before Income Taxes 329 288 Adjusted Interest Expense (2) 143 135 Adjusted Income Taxes (3) (170) (156) Adjusted Net Earnings 302$ 268$ Average Total Debt (4) 3,793$ 3,256$ Average Off-Balance Sheet Debt (4) 147 72 Average Total Shareholders' Equity (4) 1,440 1,409 Average Adjustments to Shareholders' Equity (5) (4) 5 Adjusted Average Total Capital 5,376$ 4,742$ Adjusted Return on Capital 5.6% 5.6%

Proprietary and Confidential | 28 Debt to Equity Reconciliation % to % to % to % to % to % to % to % to 12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147% Receivables Sold 345 110 - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 879 625 370 153 161 117 78 178 PV of contingent rentals under securitizations 209 441 311 - - - - - Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157% Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions)

Proprietary and Confidential | 29 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding. % to % to % to % to % to % to % to 12/31/08 Equity 12/31/09 Equity 12/31/10 Equity 12/31/11 Equity 12/31/12 Equity 3/31/13 Equity 3/31/12 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,821 260% $3,846 258% $3,593 262% Receivables Sold - - - - - - - PV of minimum lease payments and guara teed residual values under operating leases for vehicles 163 119 100 64 148 144 63 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,969 270% $3,990 268% $3,656 267%

Proprietary and Confidential | ($ Millions) 12/31/00 (1) 12/31/01 (1) 12/31/02 (1) 12/31/03 (1) 12/31/04 (1) 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Cash Provided by Operating Activities 1,023$ 365$ 617$ 803$ 867$ 776$ 852$ 1,097$ 1,248$ 985$ Less: Changes in Bal. of Trade Rec. Sold (270) 235 110 - - - - - - - Collections of Direct Finance Leases 67 66 66 61 64 69 65 62 61 65 Proceeds from Sale (Prim. Rev. Earn. Equip.) 230 173 152 210 331 333 332 373 262 216 Proceeds from Sale & Leaseback of Assets - - - 13 118 - - 150 - - Other Investing, Net 4 (4) 4 4 1 - 2 2 - - Total Cash Generated 1,054 835 949 1,091 1,381 1,179 1,252 1,684 1,571 1,266 Capital Expenditures (2) (1,296) (704) (582) (734) (1,092) (1,387) (1,691) (1,304) (1,230) (652) Free Cash Flow (3) (242)$ 131$ 367$ 357$ 289$ (208)$ (439)$ 380$ 341$ 614$ Memo: Depreciation Expense 580$ 545$ 552$ 625$ 706$ 735$ 739$ 811$ 836$ 881$ Gains on Vehicle Sales, Net 19$ 12$ 14$ 16$ 35$ 47$ 51$ 44$ 39$ 12$ (1) Amounts have not been recasted for discontinued operations (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) Free Cash Flow excludes acquisitions and changes in restricted cash. 30 Cash Flow Reconciliation

Proprietary and Confidential | 31 Cash Flow Reconciliation 12/31/10 12/31/11 12/31/12 3/31/13 3/31/12 Cash Provided by Operating Activities from Continuing Operations 1,028$ 1,042$ 1,134$ 249$ 186$ Proceeds from Sales (Primarily Revenue Earning Equipment) 235 300 413 113 94 Proceeds from Sale and Leaseback of Assets - 37 130 - - Collections of Direct Finance Leases 62 62 72 27 15 Other, net 3 - - 4 - Total Cash Generated 1,328 1,442 1,749 393 296 Capital Expenditures (1) (1,070) (1,699) (2,133) (420) (471) Free Cash Flow (2) 258$ (257)$ (384)$ (27)$ (175)$ Memo: Depreciation Expense 834$ 872$ 940$ 232$ 227$ Gains on Vehicle Sales, Net 29$ 63$ 89$ 23$ 22$ ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

Proprietary and Confidential |